UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: June 23, 2022
(Date of earliest event reported: June 16, 2022)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11178	Revlon, Inc. Delaware One New York Plaza New York, New York, 10004 212-527-4000	13-3662955

33-59650	Revlon Consumer Products Corporation Delaware One New York Plaza New York, New York, 10004 212-527-4000	13-3662953

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an “emerging growth company” as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	☐
Revlon Consumer Products Corporation	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on June 15, 2022 (the “Petition Date”), Revlon, Inc. (the “Company”) and certain subsidiaries, including Revlon Consumer Products Corporation (“Products Corporation”) (together with the Company, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”).  The cases are being administered under the caption In re Revlon, Inc., et al. (Case No. 22-10760 (DSJ)) (the “Cases”).The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

On June 17, 2022, all or certain of the Debtors entered into (i) a superpriority, senior secured and priming debtor-in-possession asset-based revolving credit facility (the “DIP ABL Facility”) in the maximum aggregate principal amount of $400 million, with certain financial institutions party thereto as lenders and MidCap Funding IV Trust, as administrative agent and collateral agent, (ii) a superpriority, senior secured and priming debtor-in-possession term loan credit facility (the “DIP Term Loan Facility”), in the aggregate principal amount of $575 million, with certain financial institutions party thereto as lenders and Jefferies Finance, LLC, as administrative agent and collateral agent, and (iii) a superpriority junior secured debtor-in-possession intercompany credit facility (the “Intercompany DIP Facility” and, together with the DIP ABL Facility and the DIP Term Loan Facility, the “DIP Facilities”) with the Debtors that are BrandCos (as defined in the BrandCo Credit Agreement, dated as of May 7, 2020 (as amended, modified or supplemented from time to time, the “BrandCo Credit Agreement”), by and among Products Corporation, the Company, the other loan parties and lenders party thereto and Jefferies Finance LLC, as administrative agent and each collateral agent) (the “BrandCos”). On June 17, 2022, the Court approved the DIP Facilities on an interim basis pursuant to the Interim Order for the DIP Facilities (as defined herein) and the closing of these facilities occurred. Borrowings of $375 million under the DIP Term Loan Facility and borrowings under the DIP ABL Facility are being used to, among other things, refinance certain obligations under (i) that certain Asset-Based Revolving Credit Agreement, dated as of September 7, 2016 (as amended, modified or supplemented from time to time prior to the Petition Date, the “ABL Credit Agreement”), by and among Products Corporation, certain local borrowing subsidiaries from time to time party thereto, the Company, certain lenders party thereto and MidCap Funding IV Trust, as administrative agent and collateral agent and (ii) that certain Asset-Based Term Loan Credit Agreement, dated as of March 2, 2021 (as amended, modified or supplemented from time to time, the “Foreign ABL Credit Agreement”), by and among Revlon Finance LLC, as the borrower, the guarantors party thereto, the lenders party thereto and Blue Torch Finance LLC, as administrative agent and collateral agent.

The DIP ABL Facility, among other things, provides for (i) an asset-based revolving credit facility in the maximum aggregate amount of $270 million (the “Tranche A DIP ABL Facility”), the initial proceeds of which were used to refinance the Tranche A Revolving Secured Obligations (as defined in the ABL Credit Agreement), and (ii) an asset-based term loan facility in the amount of $130 million (the “SISO DIP ABL Facility”), the proceeds of which were used to refinance the SISO Secured Obligations (as defined in the ABL Credit Agreement). The remaining proceeds of the DIP ABL Facility will be used for general corporate purposes of the Debtors, including to pay expenses in connection with the Cases, in accordance with the terms of the Interim Order for the DIP Facilities.  The borrowing base in respect of the Tranche A DIP ABL Facility is consistent with the borrowing base under the ABL Credit Agreement (without giving effect to the accommodation provided for in Amendment No. 9 thereto and subject to an availability reserve of $25 million and a carve-out reserve for certain professional fees).

The maturity date of the DIP ABL Facility is the earliest of (i) June 17, 2023 (the “Stated Maturity Date”), with an option to extend to the earlier of 180 days after the Stated Maturity Date and the extended maturity date of the DIP Term Loan Facility following the exercise by Products Corporation of its option to extend the maturity date thereunder; (ii) July 22, 2022, if a final order approving the DIP ABL Facility has not been entered by the Court on or before such date; (iii) the effective date of any chapter 11 plan for the reorganization of any Debtor; (iv) the consummation of any sale or other disposition of all or substantially all of the assets of the Debtors pursuant to Bankruptcy Code §363; (v) the date of the acceleration of the DIP ABL Facility and termination of the corresponding commitments in accordance with the definitive documents governing the DIP ABL Facility; (vi) the date the Court orders the conversion of the Cases of any of the Debtors to a chapter 7 liquidation, (vii) the rejection or termination of the BrandCo License Agreements (as defined in the BrandCo Credit Agreement) and (viii) the dismissal of the Cases of any Debtor without the consent of the holders of more than 50% of the loans and commitments under the Tranche A DIP ABL Facility. The outstanding principal of the DIP ABL Facility is due and payable in full on the maturity date.

The DIP ABL Facility is secured by a perfected (i) first priority priming security interest and lien on substantially all assets of the Debtors (other than the BrandCos and Beautyge I, an exempted company incorporated in the Cayman Islands (“Beautyge I”)) constituting ABL Facility First Priority Collateral (as defined in the ABL Credit Agreement), (ii) junior priority priming security interest and lien on substantially all assets of the Debtors (other than the BrandCos and Beautyge I) constituting Term Facility First Priority Collateral (as defined in the ABL Credit Agreement), and (iii) security interests and liens on substantially all assets of the Debtors (other than the BrandCos and Beautyge I) that was not, on the Petition Date, subject to valid, unavoidable and perfected security interests and liens, pursuant to Bankruptcy Code §364(c)(2), with the following priority: if such collateral is of the same nature, scope and type as (a) ABL Facility First Priority Collateral, on a first priority basis, and (b) Term Facility First Priority Collateral, on a junior priority basis subject to the liens in favor of the DIP Term Loan Facility, the Intercompany DIP Facility and any adequate protection liens granted to certain of Products Corporation’s secured creditors (the collateral for the DIP ABL Facility, the “Opco DIP Collateral”). The DIP ABL Facility is subject to certain customary and appropriate conditions for financings of similar type.

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Loans under the Tranche A DIP ABL Facility bear interest at a rate equal to an adjusted base rate plus 2.50% per annum, and loans under the SISO DIP ABL Facility bear interest at a rate equal to an adjusted base rate plus 4.75% per annum.  In addition, the DIP ABL Facility requires payment of the following fees: (i) a closing fee equal to 1.00% of the amount of the commitments in respect of the Tranche A DIP ABL Facility, payable upon the closing of the DIP ABL Facility; (ii) a collateral management fee equal to 1.00% per annum of the average daily amount of outstanding loans under the Tranche A DIP ABL Facility; (iii) a commitment fee equal to 0.50% per annum of the average daily amount of unused commitments under the Tranche A DIP ABL Facility; and (iv) an exit fee equal to 0.50% of the principal amount of the commitments in respect of the Tranche A DIP ABL Facility plus the aggregate principal amount of the SISO DIP ABL Facility, payable upon the termination of the DIP ABL Facility.

The DIP ABL Facility is subject to customary affirmative and negative covenants and events of default for postpetition financing of this type, including, without limitation, customary “milestones” for progress in the Cases (including, without limitation, the filing of a disclosure statement to solicit votes on a plan of reorganization and the entry of an order by the Court confirming such plan of reorganization) and a covenant requiring that actual receipts, disbursements and net cash flow do not deviate from the amounts set forth in the applicable budget of the Debtors by more than certain specified amounts.

The DIP Term Loan Facility, among other things, provides for a term loan facility in the maximum aggregate amount of $1,025 million, $575 million of which is committed and a portion of the proceeds of which are being used to refinance obligations under the Foreign ABL Credit Agreement.  The remainder of the proceeds will be used for general corporate purposes of the Debtors, including to pay expenses in connection with the Cases, in accordance with the terms of the Interim Order for the DIP Facilities.

The maturity date of the DIP Term Loan Facility is the earliest of (i) June 17, 2023, with an option to extend by up to 180 days at the option of Products Corporation; (ii) July 22, 2022, if a final order approving the DIP Term Loan Facility has not been entered by the Court on or before such date; (iii) the effective date of any chapter 11 plan for the reorganization of any Debtor; (iv) the consummation of any sale or other disposition of all or substantially all of the assets of the Debtors pursuant to Bankruptcy Code §363; and (v) the date of acceleration or termination of the DIP Term Loan Facility in accordance with the definitive documents governing the DIP Term Loan Facility. The outstanding principal of the DIP Term Loan Facility is due and payable in full on the maturity date.

The DIP Term Loan Facility is secured by a perfected (i) first priority priming security interest and lien on the Term Facility First Priority Collateral, (ii) junior priority priming security interest and lien on the ABL Facility First Priority Collateral, (iii) a first priority security interest and lien on substantially all the assets of the BrandCos and Beautyge I, and (iv) security interests and liens on substantially all assets of the Debtors that were not, on the Petition Date, subject to valid, unavoidable and perfected security interests and liens, pursuant to Bankruptcy Code §364(c)(2), with the following priority: if such collateral is of the same nature, scope and type as (a) Term Facility First Priority Collateral, on a first priority basis, and (b) ABL Facility First Priority Collateral, on a junior priority priming basis subject to the liens in favor of the ABL DIP Facility and any adequate protection liens granted to certain of Products Corporation’s secured creditors. The DIP Term Loan Facility includes certain customary and appropriate conditions for financings of similar type.

Loans under the DIP Term Loan Facility bear interest at a rate equal to, at the option of Products Corporation, the secured overnight financing rate plus 7.75% per annum or an adjusted base rate plus 6.75% per annum.  In addition, the DIP Term Loan Facility provides for the following discounts and premiums: (i) an upfront discount equal to 1.00% of the amount of each borrowing thereunder, payable at the time of such borrowing; (ii) a backstop premium equal to 1.50% of the total commitments under the DIP Term Loan Facility, payable upon the closing of the DIP Term Loan Facility; (iii) a maturity extension premium equal to 0.50% of the amounts of the loans and commitments outstanding at the time of such extension, payable in the event the maturity date of the DIP Term Loan Facility is extended as described above; and (iv) a repayment premium equal to 1.00% of the principal amount of any loans under the DIP Term Loan Facility that are repaid, payable at the time of such repayment.

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The DIP Term Loan Facility is subject to customary affirmative and negative covenants and events of default for postpetition financings of this type, including, without limitation, customary “milestones” for progress in the Cases (including, without limitation, the filing of a disclosure statement to solicit votes on a plan of reorganization and the entry of an order by the Court confirming such plan of reorganization), a covenant to maintain minimum liquidity and a covenant requiring that actual receipts, disbursements and net cash flow do not deviate from the amounts set forth in the applicable budget of the Debtors by more than certain specified amounts.

Pursuant to the Intercompany DIP Facility, the term loans are automatically deemed to be provided by the BrandCos to Products Corporation in the amount of, and in satisfaction of the obligation of Products Corporation to pay, amounts payable from time to time by Products Corporation to the BrandCos under the BrandCo License Agreements. The loans under the Intercompany DIP Facility are secured by a fully perfected security interest and lien on all of the Opco DIP Collateral, immediately junior to the liens and security interests on the Opco DIP Collateral securing the DIP Term Loan Facility. The loans under the Intercompany DIP Facility (i) bear interest at a rate equal to an adjusted base rate plus 6.75%, which interest is payable in kind, and (ii) mature on the maturity date of the DIP Term Loan Facility.

The foregoing description of the DIP Facilities does not purport to be complete and is qualified in its entirety by reference to (i) the term sheet for the DIP ABL Facility and the credit agreement for the DIP Term Loan Facility, which are attached hereto as Exhibits 10.1 and 10.2, respectively and (ii) the Interim Order (i) authorizing the debtors to (a) obtain postpetition financing and (b) use cash collateral, (ii) granting liens and providing superpriority administrative expense status, (iii) granting adequate protection to the prepetition secured parties, (iv) modifying the automatic stay, (v) scheduling a final hearing, and (vi) granting related relief (the “Interim Order for the DIP Facilities”).  The DIP ABL Facility will be further documented on substantially similar terms as the ABL Credit Agreement, as modified to reflect the terms set forth in the term sheet attached hereto as Exhibit 10.1.

Item 2.03.	Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the DIP Facilities is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 16, 2022, the Company was notified by the New York Stock Exchange (the “NYSE”) that, as a result of the Cases, and in accordance with Section 802.01D of the NYSE Listed Company Manual, the NYSE has commenced proceedings to delist the Company’s Class A common stock from the NYSE. Under NYSE delisting procedures, the Company has the right to appeal this determination. The Company is currently considering whether to appeal this delisting decision, and will make that determination prior to the expiration of the appeal period.

Item 8.01.	Other Events.

On June 21, 2022, a portion of the proceeds of the initial borrowing under the DIP Term Loan Facility were used to repay in full and terminate the Foreign ABL Credit Agreement.

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Cautionary Note Regarding Forward-Looking Statements

This Form 8‑K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements in this Form 8-K can be identified by the use of forward-looking terms such as “believes,” “expects,” “projects,” “forecasts,” “may,” “will,” “estimates,” “should,” “would,” “anticipates,” “plans,” “intends” or other comparable terms. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company does not undertake any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in results of operations and liquidity, changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the date of this Form 8-K. You should not rely on forward-looking statements as predictions of future events. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the bankruptcy petitions, including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the bankruptcy petitions, the effects of the bankruptcy petitions on the Company and on the interests of various stakeholders, Court rulings on the bankruptcy petitions and the outcome of the bankruptcy petitions in general, the length of time the Company will operate under the bankruptcy petitions, risks associated with any third-party motions in the bankruptcy petitions, the potential adverse effects of the bankruptcy petitions on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; whether the Company will emerge, in whole or in part, from insolvency proceedings as a going concern; the consequences of the acceleration of the Company’s debt obligations; trading price and volatility of the Company’s common stock, indebtedness and other claims as well as other risk factors set forth in the Company’s Annual Report on Form 10‑K and Quarterly Reports on Form 10‑Q filed with the SEC. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1
Summary of Terms and Conditions of Revlon Consumer Products Corporation’s Senior Secured Super-Priority Debtor-in-Possession Asset-Based Revolving Credit Facility, among Revlon Consumer Products Corporation, as Borrower, Revlon, Inc., as Holdings, the subsidiaries of Revlon Consumer Products Corporation party thereto, MidCap Funding IV Trust, as DIP ABL Agent and the lenders party thereto.

10.2
Superpriority Senior Secured Debtor-in-Possession Credit Agreement, dated as of June 17, 2022, by and among Revlon Consumer Products Corporation, a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code, as the Borrower, Revlon, Inc., a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code, as Holdings, the lenders party thereto and Jefferies Finance LLC, as Administrative Agent and Collateral Agent.

104	Exhibit 104 Cover page from this Current Report on Form 8‑K, formatted in Inline XBRL (included as Exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 23, 2022

REVLON, INC.

By:	/s/ Victoria Dolan
	Name:	Victoria Dolan
	Title:	Chief Financial Officer

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Victoria Dolan
	Name:	Victoria Dolan
	Title:	Chief Financial Officer